                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           FIRST COLONIAL GROUP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 17, 2001

                          ----------------------------


To the Shareholders of First Colonial Group, Inc.:

         The Annual Meeting of Shareholders of First Colonial Group, Inc. ("Company") will be held on Thursday, May 17, 2001, at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, for the purpose of considering and acting upon the following:

         1. To elect two Class 1 directors to hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement;

         2. To approve the adoption of the 2001 Stock Option Plan. as, more fully described in the accompanying Proxy Statement; and

         3. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record, as shown by the transfer books of the Company, at the close of business on March 16, 2001, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By Order of the Board of Directors



                                      S. ERIC BEATTIE
                                      President and Chief Executive Officer
Nazareth, Pennsylvania
April 5, 2001

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064
                                 (610) 746-7300

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


         The accompanying proxy is solicited by the Board of Directors of First Colonial Group, Inc. ("Company") for use at the Annual Meeting ("Meeting") of Shareholders to be held on Thursday, May 17, 2001 at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to Company shareholders on or about April 5, 2001.

         The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or similar means by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's common stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to beneficial owners.

         Only shareholders of record, as shown on the transfer books of the Company, at the close of business on March 16, 2001 ("Record Date") will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 1,967,919 shares of Common Stock outstanding. All share and per share information in this Proxy Statement has been adjusted to reflect the 5% stock dividends paid in June 2000, June 1999 and June 1998.

         Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         Proxies in the accompanying form, properly executed and received in time for voting, and not revoked, will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named.

         The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Except for certain restrictions (hereinafter summarized), each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting except that, in the election of directors, shareholders are entitled to cumulate their votes. Cumulative voting entitles each shareholder to cast as many votes as is equal to the number of shares held by such shareholder multiplied by the number of directors to be elected; all such votes may be cast for one candidate or they may be distributed among the two candidates in the election. The persons named in the accompanying proxy may exercise cumulative voting rights in any manner they deem desirable to secure the election of as many as possible of the nominees named below. See "ELECTION OF DIRECTORS."

         The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. The proposal to approve the adoption of the 2001 Stock Option Plan must be approved by a majority of the votes cast at the Meeting. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         Article 7 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The restrictions of Article 7 do not apply to the shares of Common Stock held by the Company's banking subsidiary, Nazareth National Bank and Trust Company ("Bank") for itself or as trustee of the Company's Employee Stock Ownership Plan or other trusts. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 7 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 7 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 7 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market price of such shares.

         The foregoing is a brief summary of Article 7 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-K for 2000. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K".

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not have notice of by February 14, 2001 are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a- 8 or 14a-9 under the Securities Exchange Act of 1934, and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

         The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. If any such matters are brought before the Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by
(1) each shareholder known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (2) all directors of the Company and the Bank, (3) all executive officers of the Company named in the Summary Compensation Table which follows and (4) all directors and executive officers of the Company and the Bank as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his shares. The shareholdings set forth below reflect all stock dividends paid and stock splits effected by the Company through the Record Date, and are rounded to the nearest whole share.

                                                                                    Amount of
                                                                                  Common Stock
                                                                                  Beneficially            Percent of
                                  Name                                              Owned (a)              Class (a)
------------------------------------------------------------------------       -------------------       -------------
Employee Stock Ownership Plan ("ESOP") Trust
Nazareth National Bank and Trust Company, Trustee
76 South Main Street, Nazareth, PA 18064 (b)............................            297,166                  15.1
S. Eric Beattie (c).....................................................             41,077                   2.1
Tomas J. Bamberger (d)..................................................              5,041                   *
Robert J. Bergren (e)...................................................              5,517                   *
Reid L. Heeren (f)......................................................             23,626                   1.2
Christian F. Martin, IV (g).............................................             10,594                   *
Robert M. McGovern (h)..................................................                680                   *
Gordon B. Mowrer (i)....................................................              4,839                   *
Daniel B. Mulholland (j)................................................              3,817                   *
Charles J. Peischl (k)..................................................              1,725                   *
John H. Ruhle, Jr. (l)..................................................              3,799                   *
Richard Stevens, III (m)................................................              3,260                   *
Maria Zumas Thulin (n)..................................................              3,211                   *
All Directors and Executive Officers as a group (13 persons) (o)........            107,186                   5.4

--------------------
*   Less than 1%.

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 235,906 allocated and 61,260 unallocated shares. Participants in the ESOP have "pass-through" voting rights and are entitled to direct the vote on all shares allocated to their accounts as of the Record Date. Unallocated shares, as well as allocated shares for which no voting directions are received, are voted by the plan administrators, who are appointed by the Board of Directors and who have sole investment power with respect to all shares held in the plan. Does not include shares held by the Bank in various other trusts for which the Bank, in its capacity as trustee, has or shares voting or investment power. As of the Record Date, the Bank had or shared voting or investment power with respect to 182,849 shares held in trust for the Company's Dividend Reinvestment and Stock Purchase Plan, 32,749 shares held in trust for the Company's Optional Deferred Salary Plan and 226,149 shares held in various other trust accounts.

(c) Includes 21,174 shares allocated to his account under the ESOP and 10,655 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans. Also includes 177 shares held by his daughter and 355 shares held by Mr. Beattie in custody for his two sons.

(d) Includes 1,322 shares allocated to his account under the ESOP and 2,604 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans.

(e) Includes 2,009 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(f) Includes 11,303 shares allocated to his account under the ESOP, 7,991 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans and 389 shares owned by his spouse.

(g) Includes 214 shares owned by his spouse and 334 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(h) Includes 252 shares allocated to his account under the ESOP and 73 shares held in an Individual Retirement Account ("IRA").

(i) Includes 2,009 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(j) Includes 871 shares owned by his spouse in custody for his son, 637 shares owned jointly with his spouse, 381 shares owned by his spouse and 1,674 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(k) Includes 1,339 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(l) Includes 334 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(m) Includes 2,009 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(n) Includes 82 shares owned by her spouse, 1,050 shares owned jointly with her spouse, and 1,674 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(o) Includes an aggregate of 21,250 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans, an aggregate of 11,382 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors and 34,051 shares allocated under the ESOP to the accounts of all executive officers of the Company and the Bank, as a group.

                              ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Bylaws of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into four classes, with members of each class serving four-year terms. The Company's Bylaws further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of nine members.

         At the Meeting, the shareholders will elect two Class 1 directors to serve for a term of four years and until their successors are elected and qualified. As described above, shareholders are entitled to cumulative voting rights in the election of directors.

         The following table sets forth information, as of the Record Date, concerning the Company's directors and nominees for election to the Board of Directors. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as the management of the Company may recommend in the place of such nominee to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

         The director nominees named below were nominated by the Board of Directors and currently serve as directors. In addition, all of the directors and director nominees named below also serve on the Board of Directors of the Bank. Messrs. Beattie and Bergren have been directors of the Bank since 1982.

       Name/Age                           Principal Occupation or                                     Term of
  as of Record Date                   Employment for Past Five Years             Director Since    Office Expires
----------------------     ---------------------------------------------------  -----------------  --------------
                                             Director Nominees
Daniel B. Mulholland       President, Mallinckrodt Baker, Inc. (chemical             1994              2001
48 (1) (2)                 manufacturing), Phillipsburg, New Jersey since 1974

Charles J. Peischl         Attorney, Peters, Moritz, Peischl, Zulick & Landes        1996              2001
56

                                            Continuing Directors

S. Eric Beattie            President of the Company and Chief Executive Officer      1983              2004
54 (1)                     of the Company and the Bank since January 1987, and
                           President of the Bank since 1984

Robert J. Bergren          Retired; former Vice President Administration, SI         1983              2003
75 (1) (2) (3)             Handling Systems, Inc. (manufacturer of materials
                           handling equipment), Easton, Pennsylvania

Christian F. Martin, IV    Chairman and Chief Executive Officer, C. F. Martin &      1999              2004
44                         Co., Inc. (manufacturer of guitars), Nazareth,
                           Pennsylvania since 1975

Gordon B. Mowrer           Pastor, Advent Moravian Church, Bethlehem,                1989              2002
65 (1) (2)                 Pennsylvania; former President, Hampson-Mowrer-
                           Kreitz Insurance Agency, Inc. (insurance sales)

John H. Ruhle, Jr.         President and Chairman, Reeb Millwork Corporation         1999              2004
53 (3)                     (wholesale distributor of windows, doors and affiliated
                           building products for residential market), Bethlehem,
                           Pennsylvania since 1979

Richard Stevens, III       Chairman of the Board of the Company and the Bank         1989              2003
68 (1) (2) (3)             since January 1999 Retired; former Division Manager
                           (Marketing) for Computer Aid, Inc.

       Name/Age                              Principal Occupation or                                     Term of
  as of Record Date                      Employment for Past Five Years             Director Since    Office Expires
----------------------     ---------------------------------------------------    -----------------   --------------
Maria Zumas Thulin         Executive Vice President, Arcadia Development                1994              2002
47                         Corporation (real estate development and management),
                           Bethlehem, Pennsylvania since 1989

------------------
(1) Member of the Executive Committee.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.


         There are no other nominees for director known to the Company at this time.

         Under the Company's Bylaws, shareholders have the right to nominate directors in accordance with the procedures specified therein. Nominations for directors made by shareholders must be submitted in writing to the Secretary of the Company not later than the close of business on the fifth day immediately preceding the date of the meeting. All late nominations will be rejected. In addition, at any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated in accordance with the Bylaws and who, for any reason, becomes unavailable for election as a director.

Board of Directors, Committees and Attendance at Meetings

         The Board of Directors of the Company held 19 meetings during the fiscal year ended December 31, 2000. The Executive Committee, which held five meetings during the fiscal year, makes recommendations to the Board of Directors with respect to executive compensation and the Company's stock option plans (among other matters). The Board has a Compensation Committee which makes decisions concerning executive compensation and stock options and which administers the Company's stock option plans. The Compensation Committee met twice during the fiscal year ended December 31, 2000. The report of the Compensation Committee begins on page 8 of this proxy statement. The Board has an Audit Committee, which meets at varying intervals. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal control followed by the Company and to advise the Board of Directors with respect thereto. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. The Audit Committee held four meetings during the fiscal year ended December 31, 2000. The report of the Audit Committee begins on page 6 of this proxy statement. The Board does not have a nominating committee. During the fiscal year ended December 31, 2000, all directors of the Company attended at least 75% of the total number of meetings of the Board of Directors of the Company and of all committees of which they were members.

Audit Committee Report

         The members of the Audit Committee of the Board of Directors during 2000 were Robert J. Bergren John H. Ruhle, Jr. and Richard Stevens, III. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. In 2000, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, Grant Thornton LLP, regarding the matters required by the Statement on Auditing Standards No. 61, "Independence Discussion with Audit Committees". As required by Independence Standards Board Standard No. 1, the Audit Committee has discussed with and received the required written disclosures and confirming letter from Grant Thornton LLP regarding its independence and discussed with Grant Thornton LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                             The Audit Committee

Robert J. Bergren             John H. Ruhle, Jr.          Richard Stevens, III


Compensation of Directors

         Directors of the Company and the Bank are compensated at the rate of $300 per Board meeting attended, $160 per committee meeting attended and $1,000 as a quarterly retainer fee. Each director has the option to defer some or all of the annual directors' fees pursuant to the Deferred Compensation Plan for Directors (the "Directors' Plan"). Any such deferred amount will be deemed invested in an account paying interest equal to rates paid by the Bank on individual retirement accounts. The director may elect the form and timing of the benefits payable under the Directors' Plan, but, in general, such benefits will be payable commencing at age 65. Benefits to a director under the Directors' Plan are generally made in installments over a 15 year period. If a director electing installments dies prior to receiving such director's full benefits under the Directors' Plan, the remaining benefits will be made to the named beneficiary. Upon establishment to the satisfaction of the Board of Directors of the existence of a personal financial hardship, a director may obtain an immediate distribution of some or all of such director's benefits under the Directors' Plan.

         Directors of the Company who are not employees of the Company or the Bank are eligible to receive automatic grants of options to purchase shares of Common Stock pursuant to the 1994 Stock Option Plan for Non-Employee Directors. On April 14, 2000, Daniel B. Mulholland and Maria Zumas Thulin were each granted options to purchase 1,340 shares of the Company's common stock at an exercise price of $16.43 per share. The exercise prices were the fair market value of the common stock on the date of grant. See "EXECUTIVE COMPENSATION -- 1994 Stock Option Plan for Non-Employee Directors."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

Compensation Committee Report

         The Compensation Committee of the Board of Directors is composed of directors who are not employees of the Company or the Bank, and is responsible for developing and making recommendations to the Board with respect to Company executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The members of the Compensation Committee of the Board of Directors during 2000 were Robert J. Bergren, Gordon B. Mowrer, Daniel B. Mulholland, and Richard Stevens, III.

         The policies of the Company's executive compensation program are to:

         1. Provide compensation that will attract and retain superior executive talent;

         2. Support the achievement of the goals contained in the Company's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

         3. Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

         The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than competitive levels based on surveys that are reviewed by the Compensation Committee.

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, the executive benefit program consisting of medical reimbursement, salary continuation and supplemental retirement income, long term incentive compensation in the form of stock options, and various benefits generally available to employees of the Company, including group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

Base Salary

         Base salary levels for the Company's executive officers are set competitively relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of the Company.

Annual Incentive Compensation

         Annual incentive compensation is awarded to executive officers and key managers in the form of cash bonuses. The purpose of such cash bonuses is to provide a direct financial incentive to the executives to achieve the annual goals of the Company as set forth in the beginning of the year in the annual plan. In 2000, the following measures were taken into consideration by the Compensation Committee in evaluating the payment of bonuses:

         1. Return on equity
         2. Return on average assets
         3. Change in net income compared to the prior fiscal year
         4. Individual performance

         If the Compensation Committee determines the Company has not achieved its objectives, no bonuses will be awarded. There were no annual incentive compensation bonuses awarded for 2000.

Stock Options

         On February 15, 2001, the Board of Directors approved the 2001 Stock Option Plan. The Compensation Committee uses the 2001 Stock Option Plan, the 1996 Employee Stock Option Plan and the 1986 Stock Option Plan (collectively the "Plans") as the Company's long-term incentive plan for executive officers and key managers. Pursuant to the 2001 Stock Option Plan, no new options may be issued under the 1996 Employee Stock Option Plan after February 15, 2001. No new options have been granted under the 1986 Stock Option Plan since 1996. The objectives of the Plans are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in the Company. The Plans authorize the Compensation Committee to award stock options to officers, key employees and important consultants. In general, under the Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant Non-Qualified Options under the 1996 Employee Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plans) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys. No stock options were awarded to officers or employees in 2000. On January 19, 2001, stock options for an aggregate of 39,500 shares were awarded under the 1996 Stock Option Plan to five officers at an exercise price of $17.42 per share.

Determination of Compensation of Chief Executive Officer

         During 2000, Mr. Beattie was President and Chief Executive Officer of First Colonial Group, Inc. and Nazareth National Bank and Trust Company. The Compensation Committee reviewed base salaries of chief executive officers of peer group companies in determining Mr. Beattie's base compensation. The committee reviewed Mr. Beattie's performance with respect to corporate goals and objectives such as return on equity, return on assets and earnings per share and his leadership and overall impact on the growth of the Company. Other objective criteria such as community leadership and industry involvement were used in determining his compensation. Mr. Beattie is a member of the Board of Directors of the Lehigh Valley Economic Development Corporation; a Board member of the Lehigh Valley Industrial Park, Inc.; a Board member of the Lehigh Valley Partnership; Chairman of the Board and Chairman of the Executive

Committee, a member of the Governance and Admissions Committee of Moravian Hall Square Retirement Community; a Board member of the Northampton County Industrial Development Commission; an Executive Committee member and Governing Council member of the Pennsylvania Bankers Association, Group III; and a Board member and Finance Committee member of Northampton Community College Foundation.

         In January 2000, the Compensation Committee set Mr. Beattie's annual salary rate at $182,943 effective with the second pay period of January 2000. Mr. Beattie' s salary in 1999 was $176,748. No bonus or stock options were awarded to Mr. Beattie for 2000 because the Company did not achieve its objectives. On January 19, 2001, Mr. Beattie was awarded stock options under the 1996 Stock Option Plan for 3,000 shares at an exercise price of $17.42 per share.

Policy with Respect to Section 162(m) of the Internal Revenue Code

         Generally, Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder (collectively, "Section 162(m)"), deny a deduction to any publicly held company, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee has considered the impact of Section 162(m) and, based on current compensation levels of the executive officers of the Company, believes that it will not have a material adverse effect on the Company in 2001.

                      The Compensation Committee

Robert J. Bergren   Gordon B. Mowrer  Daniel B. Mulholland  Richard Stevens, III

Stock Performance Graph

         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Bank Index and the Nasdaq Composite Index, assuming an investment of $100 in each on December 31, 1995 and the reinvestment of dividends.





                                [GRAPHIC OMITTED]

Summary Compensation Table

         The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 2000, 1999 and 1998 to (1) the Chief Executive Officer of the Company and the Bank and (2) each executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000.

                           Summary Compensation Table

                                                     Annual Compensation         Long Term Compensation
                                              ---------------------------------- ----------------------
                                     Fiscal                         Other Annual       Securities          All Other
 Name and Principal Position          Year      Salary    Bonus     Compensation   Underlying Options    Compensation
------------------------------       ------   ---------  -------    ------------   ------------------    ------------
S. Eric Beattie, President, Chief     2000    $ 182,705  $   --      $ 11,460(1)            --            $ 34,354(2)
Executive Officer and Director        1999    $ 176,748  $   --      $ 10,720               --            $ 21,789
of the Company and Bank               1998    $ 176,748  $   --      $ 11,320            4,631            $ 22,827

Tomas J. Bamberger, Executive         2000    $ 131,580  $   --      $     --               --            $ 88,175(3)
Vice President, Senior Loan           1999    $ 127,200  $   --      $     --               --            $ 83,893
Officer of the Bank                   1998    $ 124,062  $   --      $     --            3,472            $ 78,232

Reid L. Heeren, Executive Vice        2000    $ 120,234  $   --      $     --               --            $ 24,099(4)
President, Chief Financial            1999    $ 116,148  $   --      $     --               --            $ 19,683
Officer of the Bank, Vice             1998    $ 111,566  $   --      $     --            3,472            $ 19,933
President and Treasurer of the
Company

Robert M. McGovern, Executive         2000    $ 103,365  $ 5,90(5)   $     --               --            $  7,846(6)
Vice President, Senior Trust          1999    $  88,462  $   --      $     --               --            $    100
Officer of the Bank                   1998    $      --  $   --      $     --               --            $     --

-------------------------------

(1) Represents director fees.

(2) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $9,111, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $4,375, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $3,866, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $14,502 and reimbursement pursuant to the Company's Medical Reimbursement Program of $2,500.

(3) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $7,132, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $3,281, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $36,364, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $39,898 and reimbursement pursuant to the Company's Medical Reimbursement Program of $1,500.

(4) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $6,524, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $3,006, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $9,163, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $3,906 and reimbursement pursuant to the Company's Medical Reimbursement Program of $1,500.

(5) Represents a signing bonus paid upon hiring.

(6) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $5,856 and the Company's matching contribution to his account under the Optional Deferred Salary Plan of $1,990.

Option Grants in 2000

         No stock options were granted during 2000 to any of the executive officers of the Company named in the Summary Compensation Table or to any other employee of the Company.

Aggregated Option Exercises in 2000 and 2000 Year-End Option Values

         The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at December 31, 2000 held by the executive officers of the Company named in the Summary Compensation Table. In 2000, no stock options were exercised by any of those executive officers.

                                                          Number of Securities
                                                         Underlying Unexercised       Value of Unexercised
                             Shares                            Options at            In-the-Money Options at
                           Acquired on      Value          December 31, 2000          December 31, 2000(2)
          Name              Exercise     Realized(1)   Exercisable/Unexercisable    Exercisable/Unexercisable
------------------------- ------------- ------------- ---------------------------- ---------------------------
S. Eric Beattie..........      --            --               8,339/3,473                   $ 970/$--

Tomas J. Bamberger.......      --            --               1,736/1,736                   $  --/$--

Reid L. Heeren...........      --            --               6,254/2,604                   $ 727/$--

Robert M. McGovern.......      --            --                 -- / --                     $  --/$--

--------------------------

(1) Represents the difference between the last sale price of the Common Stock on the date of exercise, as reported on the Nasdaq National Market, and the exercise price per share of the options exercised multiplied by the number of options exercised.

(2) Represents the difference between $13.50, the last sale price of the Common Stock on December 31, 2000, as reported on the Nasdaq National Market, and the exercise price per share of in-the-money options multiplied by the number of exercisable and unexercisable options held, respectively.

Stock Option Plans

         The 1996 Employee Stock Option Plan (the "1996 Plan") was approved by the shareholders of the Company in April 1996. The 1996 Plan replaced the 1986 Stock Option Plan (the "1986 Plan") adopted in 1986 under which no new options could be granted after December 1996. Pursuant to the 1996 Plan and 1986 Plan (the "Plans"), stock options have been granted which qualify under the Internal Revenue Code as incentive stock options ("Incentive Options") as well as stock options that do not qualify as Incentive Options under the Internal Revenue Code ("Non-Qualified Options"). All officers and key employees of the Company or any current or future subsidiary who are employed on a full-time basis were eligible to receive an option or options under the 1996 Plan. As of December 31, 2000, options to purchase an aggregate of 61,746 shares of Common Stock had been granted pursuant to the Plans, of which 40,042 are exercisable on or before 60 days after the Record Date. Options issued pursuant to the 1996 Plan and the 1986 Plan continue to be administered under the terms of those Plans.

         The purpose of the Plans is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Plans are administered by the Compensation Committee (the "Committee") which is appointed by the Board and consists only of directors who are not eligible to receive options under the Plans. The Committee is to determine, among other things, which officers and key employees receive an option or options, the type of option (Incentive Options or Non-Qualified Options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

         The option price for Incentive Options issued under the 1996 Plan must have been at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value is determined by the Committee. The option price for Non-Qualified Options issued under the 1996 Plan may, in the discretion of the Committee, be at less than the fair market value of the Common Stock as of the date the option is granted. The rate of option exercisability is set by the Committee at the time of grant. In the event of "change in control" of the Company, as defined in the Plan, each optionee may exercise the total number of shares then subject to the option. Unless terminated earlier by the option's terms, options expire ten years after the date they are granted.

         No options were granted under the 1996 Plan during the year ended December 31, 2000. On January 19, 2001, stock options for an aggregate of 39,500 shares were awarded under the 1996 Stock Option Plan to five officers at an exercise price of $17.42 per share.

         If the 2001 Stock Option Plan is approved, it will replace the 1996 Plan and no new options will be granted under the 1996 Plan. See "Approval of 2001 Stock Option Plan."

1994 Stock Option Plan for Non-Employee Directors

         In March 1994, the Board of Directors adopted, and in April 1994 the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). An amendment to the Director Plan was approved by the shareholders in April 1995. The purpose of the Director Plan is to provide additional incentive to members of the Boards of Directors of the Company and each present and future subsidiary corporation who are not also employees by encouraging them to invest in the Company's Common Stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         Pursuant to the Director Plan, each person who was, as of May 1, 1994, a director of the Company or any subsidiary corporation, and who was not as of such date an employee of the Company or any subsidiary corporation, was, as of May 1, 1994, automatically granted an option to purchase 1,340 shares of the Company's Common Stock. Non-employee directors who were first elected or appointed to the Board after May 1, 1994 receive an automatic grant of options under the Director Plan upon the date of their election or appointment, except that any non-employee director appointed after May 1, 1994 and prior to the 1995 Annual Meeting of Shareholders received an automatic grant of options on the date of the 1995 Annual Meeting. On the fifth anniversary of the initial option grant under the Director Plan and provided a grant recipient continues to be a non-employee director on such anniversary, such person shall, on such fifth anniversary, automatically be granted an option to purchase 1,340 shares of the Company's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary.

         The Director Plan is administered by the Board of Directors of the Company, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

         The aggregate number of shares which may be issued upon the exercise of options under the Director Plan is 26,800 shares of the Company Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

         The option price for options issued under the Director Plan shall be equal to the fair market value of the Company Common Stock as determined by the Board on the date of grant of the option. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Company Common Stock which will be valued by the Secretary of the Company at its fair market value on the date of delivery or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

         Options granted pursuant to the Director Plan may be exercised at the following rates, whichever is higher: (i) 25% commencing one year after the date of their grant, 50% after two years, 75% after three years and 100% after four years, or (ii) 100% commencing upon a "change in control" of the Company, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan expire ten years after the date they are granted. Options terminate three months after the optionee ceases to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise), but not later than ten years after the date of option grant. Options granted pursuant to the Director Plan are not transferable, except by the will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of eight years from and after the adoption of the Director Plan by the Company's shareholders at the 1994 Annual Meeting. Options granted pursuant to the Director Plan will not qualify as incentive stock options under the Internal Revenue Code.

         If the 2001 Stock Option Plan is approved, it will replace the Director Plan and no new options will be granted under the Director Plan. See "Approval of 2001 Stock Option Plan."

Severance Agreements

         The Bank has entered into a Severance Agreement, as amended, with S. Eric Beattie providing for certain severance payments in the event that (a) the Bank terminates his employment without cause or (b) Mr. Beattie terminates his employment with the Bank (i) for any reason, at any time within 18 months after a "change in control" of the Bank, or (ii) due to the fact that, without his consent and whether or not a change in control of the Bank has occurred, the nature and scope of his duties and authority or his responsibilities with the Bank or the surviving or acquiring person are reduced to a level below that which he enjoys on the date of the agreement, his then current base annual salary is reduced to a level below that which he enjoys on the date of the agreement or at any time thereafter (whichever may be greater), his position or title with the Bank or the surviving or acquiring person is reduced from his current position or title with the Bank, or his principal place of employment with the Bank is changed to a location greater than 50 miles from his current principal place of employment with the Bank.

         A "change in control" is defined as a change within a 12 month period in a majority of the members of the Board of Directors of the Bank or the Company, a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Bank or the Company or any other event deemed to constitute a "change in control" by the Board of Directors of the Bank.

         The term of Mr. Beattie's Severance Agreement ends on December 31, 2001 or the earlier of his death or permanent disability, the termination of his employment for cause, mutual agreement, resignation or otherwise. Unless Mr. Beattie or the Bank provides notice of an intention not to renew at least two months prior to the termination date, the Severance Agreement will automatically renew for successive one year terms. "Cause" is defined as a conviction for any felony, fraud or embezzlement or failure or refusal to comply with the written policies or directives of the Board of Directors of the Bank or for being guilty of misconduct in connection with the performance of his duties for the Bank and failure to cure such non-compliance or misconduct within 20 days of receiving written notice from the Board of Directors of the Bank.

         In the event that Mr. Beattie is entitled to severance payments, he will be paid annual compensation for a period of 18 months following the date on which his employment is terminated ("Termination Date") at a rate equal to 100% of his highest annual cash compensation, excluding cash bonuses and other fringe benefits during the three year period ending on the Termination Date. The severance payments will be reduced by any income related to employment Mr. Beattie earns during the 18 month period following the Termination Date. Mr. Beattie also will be entitled to certain benefits and reimbursement for reasonable expenses related to the search for new employment and relocation.

         The Severance Agreement also contains provisions restricting Mr. Beattie's right to compete with the Bank in Lehigh, Northampton and Monroe Counties, Pennsylvania and Warren County, New Jersey for a period of one year following the Termination Date.

         The Bank has entered into similar Severance Agreements with Tomas J. Bamberger, Reid L. Heeren, Robert M. McGovern and certain of the other executive officers of the Company. In the event that any of these executive officers are entitled to severance payments, the executive officer will be paid annual compensation for one year following the Termination Date at a rate equal to 100% of his base annual salary on the Termination Date, exclusive of cash bonuses and payments under the Bank's bonus plan. The severance payments will be reduced by any income related to employment the executive officer earns during the one year period following the Termination Date. Such executive officers also will be entitled to certain benefits and reimbursement for reasonable expenses related to the search for new employment and relocation.

Executive Benefit Program

         In 1985, the Bank established an Executive Benefit Program (the "Program") for certain of its officers. Currently, seven officers of the Bank are eligible to participate in the Program. Any non-current obligation of the Bank under the Program constitutes an unfunded general obligation of the Bank. The Program is administered by the Executive Committee of the Board of the Bank and provides participants with the following benefits:

         (1) Medical Reimbursement Program. Subject to a maximum, the Bank reimburses participants in the Program for medical or dental expenses which they or their dependents incur and which are not otherwise covered by an existing medical insurance plan or other reimbursement arrangement.

         (2) Salary Continuation Program. If a participant in the Program dies while in the employ of the Bank, his designated beneficiary is entitled to receive 70% of his base-year salary (as defined in the Program) for one year after his death and thereafter 35% of his base-year salary until the earlier to occur of the 10th anniversary of his death or the date on which the participant would have attained age 65.

         (3) Supplemental Retirement Income Program. If a participant in the Program is continuously employed by the Bank through retirement on or after age 65, the participant will be entitled to a "target benefit" equal to a specified percentage of the participant's average annual compensation during the five years immediately prior to his retirement. The "target benefit" amount is to be provided with reference to the participant's benefits under (a) the Salary Plan (to the extent of the Bank's contribution only, and excluding employee deferral amounts or voluntary contributions); (b) the ESOP (including amounts transferred to the Program as a result of the termination of the Bank's Defined Benefit Pension Plan); and (c) each participant's Social Security benefits (to the extent of the participant's primary insurance amount). If amounts payable to the participant from those three sources are insufficient to fund the "target benefit", the Bank is obligated to provide the shortfall in an annual supplemental benefit. Each participant is entitled to terminate before reaching age 65 and receive the "target benefit" computed as above (with certain modifications and assumptions), reduced by a factor to reflect the participant's earlier separation from service. However, if the participant's earlier separation from service is due to dishonesty, collaboration with a competitor, fraud or similar cause, the participant will forfeit all benefits under the Supplemental Retirement Income Program. In general, no separate death benefit is payable under the Program, except with respect to a participant who dies in the active employment of the Bank after attaining age 65. Benefits under the Program will be paid in equal monthly installments during the participant's lifetime, unless an annuity form of payment is selected.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 2000, the Company's Dividend Reinvestment and Stock Purchase Plan purchased 21,646 shares of Common Stock from the Company at an average purchase price of $14.44 per share.

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company and the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee during 2000 were Robert J. Bergren, Gordon B. Mowrer, Daniel B. Mulholland and Richard Stevens, III.

         No person who served as a member of the Compensation Committee during 2000 was a current or former officer or employee of the Company or the Bank or engaged in certain transactions with the Company or the Bank required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 2000, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

                       APPROVAL OF 2001 STOCK OPTION PLAN

General

         The Board of Directors of the Company adopted the 2001 Stock Option Plan, subject to approval by the shareholders. Key employees, officers and directors of the Company, as well as important consultants, are eligible to receive options under the 2001 Stock Option Plan. The purpose of the 2001 Stock Option Plan is to provide additional incentive to these individuals by encouraging them to invest in the Company's common stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         The Company is seeking shareholder approval of the 2001 Stock Option Plan to satisfy a Nasdaq National Market requirement that companies whose shares are reported on the Nasdaq National Market obtain shareholder approval when those companies establish stock option plans pursuant to which officers or directors may acquire stock. The Company is also asking shareholders to approve the adoption of the 2001 Stock Option Plan to satisfy requirements of the Internal Revenue Code which require shareholder approval in order for options granted under the 2001 Stock Option Plan to qualify as incentive stock options and for the 2001 Stock Option Plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

         Set forth below is a summary of the provisions of the 2001 Stock Option Plan. This summary is qualified in its entirety by the detailed provisions of the text of the 2001 Stock Option Plan included in Appendix B to this proxy statement.

Eligibility

         All officers and key employees of the Company and of any present or future parent or subsidiary of the Company are eligible to receive an option or options under the 2001 Stock Option Plan. All directors and important consultants of the Company and of any present or future parent or subsidiary of the Company are also eligible to receive options under the 2001 Stock Option Plan.

Types of Awards

         Options granted under the 2001 Stock Option Plan may be incentive stock options or non-qualified stock options. The term "option" includes both incentive stock options and Non-Qualified Options.

Administration

         The 2001 Stock Option Plan shall be administered by the Company's Board of Directors, or an Option Committee appointed by the Company's Board of Directors. Pursuant to the terms of the 2001 Stock Option Plan, the Option Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom will be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, or any future corresponding rule, except that the failure of the Option Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under the 2001 Stock Option Plan. The term "Committee" as used in this section refers to either the Company's Board of Directors or the Option Committee. Under the 2001 Stock Option Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the 2001 Stock Option Plan as it considers desirable. The Committee has the right to construe the 2001 Stock Option Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 2001 Stock Option Plan and the options issued pursuant to it.

Common Stock Subject to the 2001 Stock Option Plan

         The aggregate number of shares which may be issued upon the exercise of options under the 2001 Stock Option Plan is 300,000 shares of the Company's common stock.

Limitation on Maximum Number of Options Awarded

         The 2001 Stock Option Plan provides that the maximum number of options which may be awarded to any single optionee under the 2001 Stock Option Plan shall be no more than 80% of the shares reserved for issuance under the 2001 Stock Option Plan. The purpose of this limitation is to enable awards made pursuant to the 2001 Stock Option Plan to comply with one of the conditions of
Section 162(m) of the Internal Revenue Code which allows the deduction of certain compensation paid to the Company's executive officers if it is performance based.

Change in Control

         Subject to the Committee's changes made at the time of grant, in the event of a "change of control" of the Company, options granted under the 2001 Stock Option Plan become exercisable for up to 100% of the total number of shares subject to the option minus the number of shares previously purchased upon exercise of the option and subject to any adjustments made at the discretion of the Committee. The vesting date may accelerate accordingly. A "change of control" includes any of the following events:

         o a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless the change or addition occurs with the affirmative vote in writing of the optionee in his capacity as a director or a shareholder; or

         o The acquisition by a person or a group of either 50% or more of the shares which voted in the election of directors at the last shareholders' meeting or 30% or more of the Company's outstanding voting stock; or

         o Any other event deemed to constitute a "change of control" by the Committee.

Exercise Price of Options/Payment of Exercise Price

         The exercise price for options issued under the 2001 Stock Option Plan shall be equal to the fair market value of the Company's common stock on the date of grant of the option. The exercise price of an option may be paid in cash, the delivery (including through the attestation method) of already owned shares of the Company's common stock having a fair market value equal to the exercise price, or a combination thereof.

Special Provisions for Incentive Stock Options

         The maximum aggregate fair market value of the shares of the Company's common stock, as determined when the incentive stock option is granted, with respect to which incentive stock options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no incentive stock option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such incentive stock option on the date of the grant and such incentive stock option expires not later than five years from the date of grant. No incentive stock option granted under the 2001 Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any incentive stock option granted under the 2001 Stock Option Plan is exercisable only during the lifetime of an optionee, and are exercisable only by such optionee. Awards of Non-Qualified Options are not subject to these special limitations.

Exercisability and Expiration of Options

         All options granted pursuant to the 2001 Stock Option Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

         Generally, all unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). The Committee, in its sole discretion, may vary the foregoing provision at the time of the grant of the option.

         The Committee, in its sole discretion, may provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Expiration of the 2001 Stock Option Plan

         Unless terminated earlier by the Board of Directors, the 2001 Stock Option Plan will remain in effect until all awards granted under the 2001 Stock Option Plan have been satisfied by the issuance of shares provided that no new awards may be granted under the 2001 Stock Option Plan after February 15, 2011.

Adjustments

         The 2001 Stock Option Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in the event of a declaration of a stock dividend, stock split, merger, consolidation, transfer of assets, reorganization, combination of shares, recapitalization, conversion or what the Committee, in its sole discretion, deems to be similar circumstances.

Amendments

         Except as required under Section 422 of the Internal Revenue Code or any successor provision, the Board of Directors may amend or supplement the 2001 Stock Option Plan, including the form of option agreement, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of shareholders; provided, however, that such action shall not affect options granted under the 2001 Stock Option Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

Awards Under the 2001 Stock Option Plan

         No awards have been made to date under the 2001 Stock Option Plan.

         On March 16, 2001, the closing price of the Company's common stock was $16.00 as reported in the Nasdaq National Market.

Federal Income Tax Consequences of the 2001 Stock Option Plan

         The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2001 Stock Option Plan. This information is qualified in its entirety by reference to the Internal Revenue Code, and the regulations adopted by the Treasury. The provisions of the Internal Revenue Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.

Incentive Stock Options

         Generally, under the Internal Revenue Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Option granted pursuant to the 2001 Stock Option Plan. If an optionee exercises an Incentive Option and does not dispose of the shares until the later of:

         o   two years from the date the option was granted; and

         o one year from the date of exercise, the entire gain, if any, realized upon disposition of the shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise which is called a disqualifying disposition, the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition or (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition

         The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the Incentive Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Internal Revenue Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the Incentive Option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the exchange shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Options pursuant to the 2001 Stock Option Plan. On the exercise of a Non- Qualified Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See -- "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Limitation on the Company's Deduction

         Section 162(m) of the Internal Revenue Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted and administered by a committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

                              SHAREHOLDER PROPOSALS

         Pursuant to the proxy rules promulgated under the Exchange Act, Company shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2002 (the "2002 Annual Meeting") will be February 19, 2002. As to all such matters which the Company does not have notice on or prior to February 19, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002 Annual Meeting to vote on such proposal.

         A shareholder proposal for the 2002 Annual Meeting must be submitted to the Company at its headquarters located at 76 South Main Street, Nazareth, Pennsylvania 18064 by December 6, 2001 to receive consideration for inclusion in the Company's proxy materials relating to the 2002 Annual Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8 and applicable requirements set forth in the Company's Bylaws.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountant for the fiscal year ended December 31, 2000, and for the current fiscal year is the firm of Grant Thornton LLP, Philadelphia, Pennsylvania. Based upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP to be the Company's independent auditor for 2001. The selection of the Company's independent auditor is not being submitted to shareholders because there is no legal requirement to do so.

         A representative of Grant Thornton LLP is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he so desires.

Audit Fees

         The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $72,250.

Financial Information Systems Design and Implementation

         The aggregate fees billed by Grant Thornton LLP for professional services related to taxes for the fiscal year ended December 31, 2000 totaled $20,150.

All Other Fees

         The aggregate fees billed for services rendered by Grant Thornton LLP, other than for services covered by the preceding two paragraphs, totaled $9,950 for the fiscal year ended December 31, 2000.

         The Audit Committee has considered and determined that the services provided by Grant Thornton LLP in addition to those services provided in exchange for audit fees, as discussed above, are compatible with Grant Thornton LLP maintaining its independence.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the year ended December 31, 2000.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS
TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO FIRST COLONIAL GROUP, INC., 76 SOUTH MAIN STREET, NAZARETH, PENNSYLVANIA 18064, ATTENTION: REID L. HEEREN, VICE PRESIDENT.


                                       By Order of the Board of Directors



                                       S. ERIC BEATTIE
                                       President and Chief Executive Officer

                                                                      Appendix A

                           FIRST COLONIAL GROUP, INC.

                             2001 STOCK OPTION PLAN


1.       Purpose of Plan

         The purpose of this 2001 Stock Option Plan (the "Plan") is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, First Colonial Group, Inc., a Pennsylvania corporation (the "Company"), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's common stock, $5.00 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

2.       Aggregate Number of Shares

         300,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Persons Eligible to Receive Options

         All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 80% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

                                                                      Appendix A

4.       Administration of Plan

         (a) This Plan shall be administered by the Company's Board of Directors or by an Option Committee ("Committee") appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee", as used in this Plan and the options granted hereunder, refers to either the Board of Directors or to the Committee, whichever is then administering this Plan.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

                                                                      Appendix A

5.       Incentive Stock Options and Non-Qualified Stock Options

         (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or Small Cap NASDAQ, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or Small Cap NASDAQ, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422(b) of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422(b) of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

                                                                      Appendix A

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

6.       Amendment, Supplement, Suspension and Termination

         Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422(b) of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

7.       Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained. Upon approval of this Plan by the holders of the Company's Common Stock, no further options shall be granted under prior stock option plans of the Company, but options already outstanding under such prior plans shall continue in full force and effect and may be exercised pursuant to their terms.

                                                                      Appendix A

8.       General Conditions

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

         (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

         (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

         (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

         (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                                                      Appendix A

                                   APPENDIX I

                             INCENTIVE STOCK OPTION

To:
       -----------------------------------------------------------
                  Name


       -----------------------------------------------------------
                  Address

Date of Grant:
                --------------------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $5.00 par value per share ("Common Stock"), of First Colonial Group, Inc., a Pennsylvania corporation (the "Company"), at a price of $___ per share pursuant to the Company's Stock Option Plan (the "Plan").

         This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to two years from the date of its grant, your option may be exercised for up to 25% of the total number of shares then subject to the option. On and after two years and prior to three years from the date of its grant, your option may be exercised for up to 50% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of its grant, your option may be exercised for up to 75% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On and after four years and prior to ten years from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances.

                                                                      Appendix A

         In the event of a "Change of Control" (as hereinafter defined) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). A "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

                  (1) a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or

                  (2) a person or group acting in concert as described in
Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

                                                                      Appendix A

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

                                                                      Appendix A

         In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise fully exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise fully exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty
(30) day period, notwithstanding anything to the contrary contained in this option.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                                                                      Appendix A

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

                                                                      Appendix A

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

         Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

                                                                      Appendix A

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.


         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                          First Colonial Group, Inc.


                                          By: _________________________________





         I hereby acknowledge receipt of a copy of the foregoing stock option and the Plan, and having read them hereby signify my understanding of, and my agreement with, their terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.


--------------------------------            ------------------------------
(Signature)                                 (Date)

                                                                      Appendix A

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.


         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (i) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (ii) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

                                                                      Appendix A

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                                                      Appendix A

                                   APPENDIX II

                NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
                                  KEY EMPLOYEES


To:
       -----------------------------------------------------------
                  Name

       -----------------------------------------------------------
                  Address

Date of Grant:
                --------------------------------------------------

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $5.00 par value per share ("Common Stock"), of First Colonial Group, Inc., a Pennsylvania corporation (the "Company"), at a price of $___ per share pursuant to the Company's Stock Option Plan (the "Plan").

         This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to two years from the date of its grant, your option may be exercised for up to 25% of the total number of shares then subject to the option. On and after two years and prior to three years from the date of its grant, your option may be exercised for up to 50% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of its grant, your option may be exercised for up to 75% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On and after four years and prior to ten years from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances.

                                                                      Appendix A

         In the event of a "Change of Control" (as hereinafter defined) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). A "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

         (1) a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or

         (2) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the

                                                                      Appendix A

Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

                                                                      Appendix A

         In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise fully exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise fully exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty
(30) day period, notwithstanding anything to the contrary contained in this option.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                                                                      Appendix A

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                   (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

                                                                      Appendix A

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

         Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

                                                                      Appendix A

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                              First Colonial Group, Inc.


                                              By:______________________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto.


------------------------------            -------------------------------
(Signature)                               (Date)

                                                                      Appendix A


                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (i) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (ii) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

                                                                      Appendix A

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                                                      Appendix A

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS


To:
       -----------------------------------------------------------
                  Name

       -----------------------------------------------------------
                  Address

Date of Grant:
                --------------------------------------------------

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $5.00 par value per share ("Common Stock"), of First Colonial Group, Inc., a Pennsylvania corporation (the "Company"), at a price of $___ per share pursuant to the Company's Stock Option Plan (the "Plan").

         This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to two years from the date of its grant, your option may be exercised for up to 25% of the total number of shares then subject to the option. On and after two years and prior to three years from the date of its grant, your option may be exercised for up to 50% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of its grant, your option may be exercised for up to 75% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). On and after four years and prior to ten years from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances.

                                                                      Appendix A

         In the event of a "Change of Control" (as hereinafter defined) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). A "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

         (1) a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or

         (2) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                                                                      Appendix A

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of, or consultant to, a subsidiary corporation, your directorship or consultancy shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of, or consultant to, the Company or another subsidiary corporation, or on that date became a director of, or consultant to, the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become a director of, or consultant to, the Company or another subsidiary corporation.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise fully exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise fully exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty
(30) day period, notwithstanding anything to the contrary contained in this option.

                                                                      Appendix A

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                                                                      Appendix A

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

         Nothing herein guarantees your term as a director of, or consultant to, the Company for any specified period of time. This means that either you or the Company may terminate your relationship with the Company at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company may terminate your relationship with the Company prior to the date on which your option becomes vested or exercisable.

                                                                      Appendix A

         Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.


                                             First Colonial Group, Inc.



                                             By: ______________________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto.


---------------------------                ------------------------------
(Signature)                                (Date)

                                                                      Appendix A


                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.


         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (i) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (ii) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

                                                                      Appendix A

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                                                      Appendix B

                           FIRST COLONIAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

Composition

There shall be a committee of the board of directors (the "Board") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards.

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

         o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

         o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

         o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         o Review with the outside auditor, the company's internal audit director, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

                                                                      Appendix B

         o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         o Meet with the internal audit director, outside auditors and management privately to discuss any matters that the audit committee, the internal audit director, the outside auditors or the management believe should be discussed privately with the audit committee.

         o Review and reassess the adequacy of the committee's charter annually.

         o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                      PROXY

                           FIRST COLONIAL GROUP, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2001

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           FIRST COLONIAL GROUP, INC.

         The undersigned hereby constitutes and appoints Barbara A. Seifert and Maria A. Keller, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Shareholders of First Colonial Group, Inc. (the "Company") to be held on the 17th day of May, 2001, and at any postponement or adjournment thereof, and to vote all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

         1. To elect two Class 1 directors, Daniel B. Mulholland and Charles J. Peischl, to hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement:
            To vote FOR all directors, check this box: |_|
            To withhold authority to vote for all directors, check this box: |_| To withhold authority to vote for an individual nominee, write that nominee's name on the space provided:_________________________

         2. To approve the adoption of the 2001 Stock Option Plan, as more fully described in the accompanying Proxy Statement:
            To vote FOR the adoption of 2001 Stock Option Plan, check this box:
            |_|
            To vote AGAINST the adoption of 2001 Stock Option Plan, check this box: |_|

         3. To transact such other business as may properly come before the Annual Meeting.

         THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND TO VOTE FOR THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

         BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. THIS PROXY CONFERS DISCRETIONARY AUTHORITY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

         The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report to Shareholders, Notice of the Company's 2001 Annual Meeting of Shareholders and the Proxy Statement relating thereto.


Date:___________________________________, 2001
           (Please date this Proxy)


______________________________________________

______________________________________________
                (Signatures)

It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                         ENCLOSED POSTAGE PAID ENVELOPE.